UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2018 (July 13, 2018)

BARNES & NOBLE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12302	06-1196501
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

122 Fifth Avenue, New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 633-3300

Not Applicable
(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01        Entry into a Material Definitive Agreement.

On July 13, 2018, Barnes & Noble, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Borrowers”) entered into a second amendment (the “Second Amendment”) to the credit agreement dated as of August 3, 2015, as amended as of September 30, 2016 (as further amended by the Second Amendment, the “Credit Agreement”), with Bank of America, N.A., as administrative agent, collateral agent and swing line lender, and the other lenders from time to time party thereto. The Company’s press release announcing the entry into the Second Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Second Amendment, among other things, extends the maturity date of the $750 million credit facility under the Credit Agreement from August 3, 2020 to July 13, 2023 and reduces the interest rate margins applicable to the loans under the revolving facilities under the Credit Agreement by 0.25% per annum.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01        Financial Statements and Exhibits

(d)      The following exhibits are filed as a part of this Report.

Exhibit No.	Description
10.1
Second Amendment to Credit Agreement, dated as of July 13, 2018, by and among Barnes & Noble, Inc., as borrower, the other borrowers, guarantors and lenders party thereto from time to time, Bank of America, N.A., as administrative agent, and the other agents party thereto*

99.1	Press Release of Barnes & Noble, Inc., dated July 17, 2018

* Pursuant to a request for confidential treatment, portions of this Exhibit have been redacted from the publicly filed document and have been furnished separately to the Securities and Exchange Commission as required by Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARNES & NOBLE, INC.,

Date: July 17, 2018	By:	/s/ Allen W. Lindstrom
		Name:	Allen W. Lindstrom
		Title:	Chief Financial Officer